SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     _________________________

                             FORM 8-K

                          CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

                     _________________________


  Date of Report (date of earliest event reported):  APRIL 22, 2003



                        PSB HOLDINGS, INC.

      (Exact name of registrant as specified in its charter)



     WISCONSIN                0-26480             39-1804877
     (State or other     (Commission File         (IRS Employer
     jurisdiction of          Number)             Identification
     incorporation)                               Number)


                      1905 W. STEWART AVENUE
                         WAUSAU, WI 54401

   (Address of principal executive offices, including Zip Code)

                          (715) 842-2191
        Registrant's telephone number, including area code



             INFORMATION TO BE INCLUDED IN THE REPORT


 ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On April 22, 2003, PSB Holdings, Inc. reported net income of
 $1,224,000, or $.73 per share, for the first quarter ended March 31, 2003, as compared to net earnings of $958,000, or $.57 per share, for the first quarter ended March 31, 2002.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

     99.1  Press release dated April 22, 2003

 ITEM 9.  REGULATION FD DISCLOSURE

     On April 22, 2003, PSB Holdings, Inc. issued a press release announcing its earnings for the first quarter ended March 31, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 9 by reference.

 ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 22, 2003, PSB Holdings, Inc. issued a press release announcing its earnings for the first quarter ended March 31, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 12 by reference.


                                 SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PSB HOLDINGS, INC.



 Date:  April 22, 2003        By:   SCOTT M. CATTANACH
                                    Scott M. Cattanach
                                    Treasurer

                           EXHIBIT INDEX
                                TO
                             FORM 8-K
                                OF
                        PSB HOLDINGS, INC.
                       DATED APRIL 22, 2003
           Pursuant to Section 102(d) of Regulation S-T
                  (17 C.F.R. Section 232.102(d))


 99.1  PRESS RELEASE DATED APRIL 22, 2003